EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Texas Industries, Inc. (the “Company”) on Form 10-K for the period ended May 31, 2012 as amended by Amendment No. 1 on Form 10-K/A (the “Report”), I, Kenneth R. Allen, Vice President-Finance and Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2012

/s/ KENNETH R. ALLEN
Kenneth R. Allen Vice President—Finance and Chief Financial Officer